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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2000


                   Bear Stearns Asset Backed Securities, Inc.
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                 (Exact name of registrant specified in Charter)

    Delaware                        333-43278                   13-3836437
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(State or other                    (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

             245 Park Avenue
               New York, NY                             10167
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 (Address of principal executive offices)              Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 272-4095


                                 Not Applicable
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         (Former name and former address, if changed since last report)



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ITEM 7.       Financial Statements and Exhibits

         Information and Exhibits

              (a)   Financial Statements of businesses acquired.

                    Not applicable

              (b)   Pro Forma financial information.

                    Not applicable

              (c)   Exhibit No.         Description
                    -----------         -----------
                    25                  Form T-1 Statement of Eligibility under
                                        the Trust Indenture Act of 1939, as
                                        amended. (Certain exhibits to Form T-1
                                        are incorporated by reference to Exhibit
                                        25 filed with registration statement
                                        number 33-66026 or Exhibit 25 filed with registration statement number
                                        333-43005).


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.

Date:  September 26, 2000

                                         By: /s/ Jonathan Lieberman
                                            -----------------------------------
                                         Name:   Jonathan Lieberman
                                         Title:  Managing Director




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                                INDEX TO EXHIBITS


Exhibit No.      Description                                           Page
-----------      -----------                                           ----

25               Form T-1 Statement of Eligibility                      6
                 under the Trust Indenture Act of 1939,
                 as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                 Exhibit 25 filed with registration statement number 33-66026 or Exhibit 25 filed with registration statement number 333-43005).